EXHIBIT 99.2

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Harold Rashbaum, the Chief Financial Officer of ShopNet.com, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

     (1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended June 30, 2002 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: October 11, 2002



                                                              /s/Harold Rashbaum
                                                              ------------------
                                                           Name: Harold Rashbaum
                                                  Title: Chief Financial Officer